Exhibit 10.4

FORM OF NONQUALIFIED STOCK OPTION AGREEMENT
THIS AGREEMENT, effective as of _____________, 20__, is made by and between GENEOS Therapeutics, Inc. (the “Company”), a Delaware corporation, and «Name» (the “Employee”), an employee of the Company.
RECITALS:
WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of the Company’s common stock (the “Common Stock”); and
WHEREAS, the Company wishes to carry out the Company’s 2016 Equity Incentive Plan (the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and
WHEREAS, the Committee (as hereinafter defined) has determined that it would be in the best interest of the Company to grant the incentive stock option provided for herein to the Employee as an incentive for increased efforts during the Employee’s employment by the Company, subject to the execution and delivery of this Agreement;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
Whenever the following terms are used in this Agreement, they shall have the meanings specified below:
“Act” shall mean the Securities Act of 1933, as amended.
“Cause” shall have the meaning set forth in Section 5(f)(v)(D) of the Plan.
“Change of Control” shall have the meaning set forth in Section 10(a) of the Plan.
“Code” shall mean the Internal Revenue Code of 1986, as it may be hereafter amended.
“Committee” shall mean the Committee established in accordance with Section 1(a) of the Plan, if one has been appointed, or the Board of Directors of the Company if no such committee has been appointed.
“Option” shall mean the incentive stock option granted under this Agreement.
“Plan” shall have the meaning set forth in the second Recital paragraph above.

“Stockholders Agreement” shall mean any stockholders agreement among the Company and its stockholders existing on the date the Option (or its respective portion) is exercised.
“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.
ARTICLE 2
GRANT OF OPTION
Section 2.1 -     Grant of Option
Effective as of the date hereof the Company grants to the Employee the Option to purchase any part or all of a total of [________] shares of the Company’s Common Stock upon the terms and conditions set forth in this Agreement. The Option shall be subject in all respects to the provisions of this Agreement and of the Plan. The Employee acknowledges that the Employee has received and reviewed a copy of the Plan. The Option is not intended to be an incentive stock option under Section 422 of the Code to the extent permitted by law.
Section 2.2 -     Purchase Price
The purchase price of the shares of Common Stock covered by the Option shall be $[___] per share.
Section 2.3 -     Adjustments in Option
The number of shares subject to issuance upon exercise of the Option and the purchase price thereof are subject to adjustment in accordance with Section 3(b) of the Plan.
ARTICLE 3
EXERCISABILITY OF OPTIONS
Section 3.1 -     Commencement of Exercisability
(a)    Subject to the provisions of this Article 3, the Option shall vest and become exercisable as follows: __________ shares shall vest and become exercisable on _________________ [one year], and the remaining _________ shares shall vest and become exercisable in twelve substantially equal consecutive quarterly installments beginning on

___________, 201_ [one year and three months] and continue through ________, 201_, provided that the Employee continues to be employed by the Company on the applicable vesting date.
(b)    No portion of the Option that is not exercisable at the time of the Employee’s Termination of Employment shall thereafter become exercisable.
Section 3.2 -     Duration of Exercisability
Upon vesting, the installments provided for in Section 3.1 shall be cumulative. Each such installment that vests and becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.
Section 3.3 -     Expiration of Option
The Option may not be exercised to any extent after the first to occur of the following events:
(a)    The expiration of ten years from the date the Option was granted;
(b)    The expiration of three months after the date of the Employee’s Termination of Employment unless such Termination of Employment results from the Employee’s retirement, death, disability (within the meaning of Section 22(e)(3) of the Code) or a termination for Cause;
(c)    The date of the Employee’s Termination of Employment if the termination is for Cause; or
(d)    The expiration of one year from the date of the Employee’s Termination of Employment by reason of the Employee’s retirement, death or disability (within the meaning of Section 22(e)(3) of the Code).
Section 3.4 -     Acceleration of Exercisability
If a Change of Control shall occur prior to the termination of the Option pursuant to Section 3.3, all of the shares purchasable upon the exercise of the Option that have not yet vested as of the effective date of the Change of Control shall vest and become immediately exercisable at that time, notwithstanding anything to the contrary set forth in Section 3.1.
ARTICLE 4
EXERCISE OF OPTION
Section 4.1 -     Person Eligible to Exercise
During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof. After the death of the Employee, any portion of the Option that is exercisable on the date of the Employee’s death may, prior to the time when the Option may no longer be exercised pursuant to the provisions of Section 3.3, be exercised by the Employee’s personal representative or by any person empowered to do so under the Employee’s will or under the then applicable laws of descent and distribution.
Section 4.2 -     Partial Exercise
Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised at any time prior to the time when the Option or portion thereof may no longer be exercised pursuant to the provisions of Article 3; provided, however, that each partial exercise shall be for whole shares only.
Section 4.3 -     Manner of Exercise
The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion may no longer be exercised pursuant to the provisions of Article 3:
(a)    Notice in writing signed by the Employee or the other person then entitled to exercise the Option, stating that the Option or a portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;
(b)    (i)    Full payment (in cash or by check) for the shares with respect to which the Option or portion is exercised; or
(i)    If the Committee shall so permit, shares of the Company’s Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or
(ii)    If the Committee shall so permit, a combination of the consideration provided in the foregoing Sections 4.3(b)(i) and 4.3(b)(ii);
(c)    A bona fide written representation and agreement in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of Common Stock are being acquired for the Employee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise the Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of the shares acquired upon the exercise of the Option does not violate the Act and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued upon the exercise of the Option shall bear an appropriate legend referring to the provisions of this Section 4.3(c) and Section 5.2 and the agreements herein and therein. The written representation and agreement referred to in the first sentence of this Section 4.3(c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act and such registration is then effective in respect of such shares;
(d)    A written Joinder to the Shareholders Agreement, as provided in Section 5.2 hereof; and
(e)    In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person other than the Employee, appropriate proof of the right of such person to exercise the Option.
Section 4.4 -     Conditions to Issuance of Shares
The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or treasury shares. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue any shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
(a)    The admission of such shares to listing on all stock exchanges on which such class of stock shall then be listed;
(b)    The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;
(c)    The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and
(d)    The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.
Section 4.5 -     Rights as Stockholder
The holder of the Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such part of the Option is exercised in accordance with its terms.
ARTICLE 5
TRANSFER OF OPTIONS AND SHARES
Section 5.1 -     Options Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or the Employee’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition shall be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.
Section 5.2 -     Right of First Refusal; Repurchase Right; Joinder to Stockholders Agreement
The provisions of Section 9 of the Plan shall be applicable to any shares of Common Stock issued under this Agreement. As a condition to the exercise of the Option or any portion thereof, the Employee or other person entitled to exercise the Option shall enter into a written joinder to the any Stockholders Agreement if required by the Committee.
ARTICLE 6
MISCELLANEOUS
Section 6.1 -     Administration
The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.
Section 6.2 -     Withholding
All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company. Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.
Section 6.3 -     No Right of Continued Employment
Nothing contained in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 6.4 -     Notices
Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee’s signature hereto. By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to such party. Any notice that is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 6.4. Any notice shall have been deemed duly given when addressed as aforesaid and deposited (with postage prepaid) in the United States mail or sent by overnight courier (with charges prepaid).
Section 6.5 -     Survival
Each provision of this Agreement that, by its terms, is intended to survive beyond the exercise of the Option shall continue in effect thereafter until such time as such term shall no longer apply.
Section 6.6 -     Titles
Each provision of this Agreement that, by its terms, is intended to survive beyond the exercise of the Option shall continue in effect thereafter until such time as such term shall no longer apply.
Section 6.7 -     Entire Agreement
This Agreement and the Plan sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties regarding the Option.
Section 6.8 -     Successors and Assigns
This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by the Employee.
Section 6.9 -     Titles
Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
(Signature page follows.)

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.
GENEOS THERAPEUTICS, INC.

By:

Name:

Title:

Signature of Employee

Name of Employee

Address of Employee:

Employee’s Taxpayer
Identification Number: